Long-term Investments	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Long-term Investments
LONG-TERM INVESTMENTS

($ millions)	2018	2017
Investments in public companies, beginning of year	65.1	28.3
Acquired through capital dispositions	112.6	40.2
Dispositions	(152.8)	—
Unrealized loss recognized in other income (loss)	(16.2)	(3.4)
Investments in public companies, end of year	8.7	65.1

Investment in private company, beginning of year	7.5	7.5
Dispositions	(7.5)	—
Investment in private company, end of year	—	7.5

Long-term investments, end of year	8.7	72.6

a)	Public companies
The Company holds common shares in publicly traded oil and gas companies. The investments are classified as financial assets at fair value through profit or loss and are fair valued at each period with the resulting gain or loss recorded in net income. At December 31, 2018, the investments were recorded at a fair value of $8.7 million which was $2.6 million more than the original cost of the investments. At December 31, 2017, the investments were recorded at a fair value of $65.1 million which was $14.4 million more than the original cost of the investments.

b)	Private company
During the year ended December 31, 2018, the Company disposed of its common shares in a private oil and gas company. The investment was classified as financial assets at fair value through profit or loss and was fair valued at each period with the resulting gain or loss recorded in net income. At December 31, 2017, the investment was recorded at a fair value of $7.5 million which was $17.5 million less than the original cost of the investment.